UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 30, 2009

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

0-13063

(Commission File Number)

Delaware	81-0422894
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

750 Lexington Avenue, 25th Floor, New York, New York 10022

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:  (212) 754-2233

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02.              Results of Operations and Financial Condition.

The information contained in this Current Report is being furnished under Item 2.02.  As such, the information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 30, 2009, Scientific Games Corporation (the “Company”) issued a press release announcing, among other things, results for the three months and six months ended June 30, 2009.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company’s press release, in addition to containing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), contains certain non-GAAP financial measures.  Non-GAAP adjusted net income, as included in the press release, represents net income (loss) less income tax expense and is adjusted to add back stock compensation charges, employee termination costs, the Global Draw earn-out employee bonus accrual, costs associated with a division president retirement, costs associated with the California Horse Racing Board resolution, gains and losses associated with early extinguishment of debt, legal costs associated with termination of our Lottery Systems contract in Mexico, costs associated with a property tax settlement, gain on forward foreign exchange contract, imputed interest in convertible debt less non-GAAP income tax expense.  Adjusted EBITDA, as included in the press release, represents net income (loss) plus income tax expense, depreciation and amortization expenses, and interest expense, net of other income (loss) and is adjusted to add back employee termination costs, the Global Draw earn-out employee bonus accrual, costs associated with a division president retirement, costs associated with the California Horse Racing Board resolution, legal costs associated with termination of our Lottery Systems contract in Mexico, costs associated with a property tax settlement and stock compensation charges.  Segment adjusted EBITDA excludes unallocated corporate expense and equity in earnings in joint ventures.

Adjusted EBITDA margin, as included in the press release, represents adjusted EBITDA divided by total revenue.

Free cash flow, as included in the press release, represents net cash provided by operations less capital expenditures, wagering systems expenditures and other intangible assets and software expenditures.

Non-GAAP adjusted net income, diluted non-GAAP adjusted net income per share, adjusted EBITDA, adjusted EBITDA margin and free cash flow are non-GAAP financial measures that are presented as supplemental disclosures and are reconciled to the nearest comparable GAAP measures in financial schedules accompanying the Company’s press release.  Management believes that the GAAP financial measure most directly comparable to non-GAAP adjusted net income is net income (loss), that the GAAP financial measure most directly comparable to adjusted EBITDA and adjusted EBITDA margin is operating profit operating profit margin and that the GAAP financial measure most directly comparable to free cash flow is net cash provided by operations.

The Company’s management uses these non-GAAP financial measures in conjunction with GAAP financial measures to: monitor and evaluate the performance of the Company’s business operations; facilitate management’s internal comparisons of the Company’s historical operating performance of its business operations; facilitate management’s external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; review and assess the operating performance of the Company’s management team and as a measure in evaluating employee compensation and bonuses; analyze and evaluate financial and strategic planning decisions regarding future operating investments; and plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.

In particular, management believes non-GAAP adjusted net income, adjusted EBITDA, segment adjusted EBITDA and adjusted EBITDA margin are helpful in assessing our operating performance and highlighting trends in our core businesses that may not otherwise be apparent when relying solely on GAAP financial measures, because these non-GAAP financial measures eliminate from earnings financial items that management believes have less bearing on the Company’s performance.  In addition, management believes that adjusted EBITDA and adjusted EBITDA margin are useful in evaluating the Company’s financial performance because they are commonly used financial analysis tools for measuring and comparing gaming companies in several areas, such as liquidity, operating performance and leverage. Management  believes adjusted EBITDA margin is useful in assessing the profitability of the Company’s core businesses and the effect of the implementation of the Company’s Profitability Improvement Program. Management further believes that adjusted EBITDA and free cash flow provide useful information regarding the Company’s liquidity and its ability to service debt and fund investments.  In addition, free cash flow is one of the criteria used to determine the achievement of performance-based bonuses.

The Company’s management believes that these adjusted financial measures are useful to investors to provide them with disclosures of the Company’s operating results on the same basis as that used by the Company’s management. The Company’s management also believes that because it has historically provided certain of these adjusted non-GAAP financial measures in its earnings releases, continuing to do so provides consistency in its financial reporting and continuity to investors for comparability purposes. Accordingly, the Company’s management believes that the presentation of the adjusted non-GAAP financial measures, when used in conjunction with GAAP financial measures, provides both management and investors with financial information that can be useful in assessing the Company’s financial condition and operating performance.

The non-GAAP financial measures used in the press release should not be considered in isolation of, as a substitute for or superior to the financial information prepared in accordance with GAAP. The adjusted financial measures as defined in the press release may differ from similarly titled measures presented by other companies. The adjusted financial measures, as well as other information in the press release, should be read in conjunction with the Company’s financial statements filed with the Securities and Exchange Commission.

Section 9 - Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release of Scientific Games Corporation, dated July 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

By:	/s/ Jeffrey S. Lipkin
Name:	Jeffrey S. Lipkin
Title:	Vice President and Chief Financial Officer

Date:  July 30, 2009

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Scientific Games Corporation, dated July 30, 2009.